UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2016

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders of the Company (“Annual Meeting”) was held on May 19, 2016, at which meeting the Company’s stockholders (1) elected each of the twelve nominees for director, to serve until the Company’s next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2016, and (3) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	287,065,414	1,343,415	95,563	14,724,535
Jay A. Brown	281,797,621	6,615,859	90,912	14,724,535
Cindy Christy	286,702,714	1,712,496	89,182	14,724,535
Ari Q. Fitzgerald	284,448,108	3,959,991	96,293	14,724,535
Robert E. Garrison II	284,745,908	3,661,868	96,616	14,724,535
Dale N. Hatfield	284,451,362	3,953,949	99,081	14,724,535
Lee W. Hogan	283,586,318	4,820,076	97,998	14,724,535
Edward C. Hutcheson, Jr.	284,820,249	3,583,318	100,825	14,724,535
J. Landis Martin	277,723,087	9,276,477	1,504,828	14,724,535
Robert F. McKenzie	283,669,005	4,736,055	99,332	14,724,535
Anthony J. Melone	288,049,867	354,450	100,075	14,724,535
W. Benjamin Moreland	285,873,902	2,541,175	89,315	14,724,535

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
302,092,014	993,646	143,267	0

3) The non-binding, advisory vote regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
282,940,080	5,383,273	181,039	14,724,535

ITEM 7.01 – REGULATION FD DISCLOSURE

On May 20, 2016, the Company issued a press release announcing the declaration of a quarterly dividend of $0.885 per share of Company common stock, par value $0.01 per share, payable on June 30, 2016 to stockholders of record at the close of business on June 17, 2016. The press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

As described in Item 7.01 of this Report, the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated May 20, 2016

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By: /s/ Kenneth J. Simon
Name: Kenneth J. Simon
Title: Senior Vice President and General Counsel

Date: May 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 20, 2016

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